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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   K-Fed Bancorp
                         Kaiser Federal Bank Employees'
                     Savings & Profit Sharing Plan And Trust
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             (Exact name of registrant as specified in its charter)


                 Federal                                       20-041486
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(State of incorporation or organization)                  (I.R.S. Employer
                                                          Identification No.)


1359 N. Grand Avenue, Covina, California                         91724
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(Address of principal executive offices)                       (Zip Code)


       Securities to be registered pursuant to Section 12(b) of the Act.

                                      None
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                                (Title of Class)


       Securities to be registered pursuant to Section 12(g) of the Act:

                           Participation Interests
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                                (Title of Class)


Item 1.  Description of Registrant's Securities to be Registered.
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     For a description of the Registrant's securities, reference is made to
"Description of Capital Stock of K-Fed Bancorp", "Our Policy Regarding Dividends" and "Market for the Common Stock" in the Registrant's Pre-Effective Amendment No. Two to the Registration Statement on Form S-1 (Registration Number 333-111029) dated February 11, 2004 which is hereby incorporated by reference. For a description of the provisions of the Registrant's Charter and Bylaws that may render a change in

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control of the Registrant more difficult, reference is made to "Restrictions on
Acquisition of K-Fed Bancorp and Kaiser Federal Bank" in the Registrant's Pre-Effective Amendment No. Two to the Registration Statement on Form S-1 referenced above.


Item 2.  Exhibits.
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         1.       Prospectus Supplement as contained in Pre-Effective Amendment
                  No. Two to the Registration Statement on Form S-1 (Registration Number 333-111029) filed on February 11, 2004 is hereby incorporated by reference.

         2. Pre-Effective Amendment No. Two to the Registration Statement on Form S-1 (Registration Number 333-111029) filed on February 11, 2004 is hereby incorporated by reference.

         3. Charter for K-Fed Bancorp filed as Exhibit 3.1 to the Registration Statement on Form S-1 (Registration Number 333-111029) filed on December 12, 2003 is hereby incorporated by reference.

         4. Bylaws of K-Fed Bancorp, filed as Exhibit 3.2 to the Registration Statement on Form S-1 (Registration Number 333-111029) filed on December 12, 2003 is hereby incorporated by reference.

         5. Form of Common Stock Certificate, filed as Exhibit 4 to Registration Statement on Form S-1 (Registration Number 333-111029) filed on December 12, 2003 is hereby incorporated by reference.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934,the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      K-FED BANCORP




Date: February ___, 2004              By: /s/ Kay M. Hoveland
                                         ------------------------
                                         Kay M. Hoveland, President
                                         and Chief Executive Officer



                                         Kaiser Federal Bank Employees'
                                         Savings & Profit Sharing Plan And Trust


                                      By: /s/ Kay M. Hoveland
                                         ------------------------
                                         Kay M. Hoveland
                                         Plan Administrator